Exhibit 10.1

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

MANUFACTURING AGREEMENT

This Manufacturing Agreement ("Agreement") is effective as of March 10, 2017 ("Effective Date"), by and between Sientra, Inc. a Delaware corporation, having a principal place of business at 420 S. Fairview, Suite 200, Goleta, CA 93117 ("Sientra"), and Vesta Intermediate Funding, Inc., having a principal place of business or address at 9900 S. 57th Street, Franklin, WI 53132 ("Supplier"). Sientra and Supplier may be referred to herein individually as a "Party" or, collectively, as the "Parties".

R E C I T A L S:

A.Sientra designs, develops, manufactures, markets and sells medical devices and wishes to purchase certain product from the Supplier on a contract-manufacturing basis;

B.The Parties desire to enter into this Agreement which sets forth terms and conditions for the sale and purchase of products manufactured by Supplier on a contract-manufacturing basis; and

C.This Agreement is entered into pursuant to Sientra's election to initiate Phase 4 pursuant to and as contemplated by the Services Agreement (as defined below).

AGREEMENT:

In consideration of the mutual covenants contained in the Agreement, and other good and valuable considerations, the receipt and sufficiency of which are hereby acknowledged, Sientra and Supplier hereby agree that the above Recitals are incorporated as material provisions of this Agreement and further agree to the following terms and conditions:

1.	DEFINITIONS
1.1.	As used in this Agreement, the following terms shall have the meaning set forth or as referenced below.

"Affiliate" means, with respect to any person or entity, any other person or entity which (whether de jure or de facto) directly or indirectly controls, is controlled by or is under common control with such first person or entity, during and for such time as such control exists.  For these purposes, "control" shall refer to the ownership, directly or indirectly, of at least fifty percent (50%) of the voting securities or other ownership interest of the relevant entity or having the actual power, either directly or indirectly through one or more intermediaries, to direct the management and policies of the relevant entity (e.g., by contract or otherwise).

"Agreement" means this Manufacturing Agreement and all Exhibits hereto, and all extensions, renewals and amendments hereto that are agreed upon in writing by Supplier and Sientra.

"Applicable Laws" means all laws, rules and regulations now or hereafter in effect promulgated by any Governmental Regulatory Authorities applicable to a Party's performance under this Agreement.

"Breast Implant Manufacturing Specifications" means those detailed manufacturing process specifications for the Breast Implant Products (including, without limitation, the standard

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

operating procedures and the raw materials used and incorporated into the Breast Implant Products) which are: (a) set forth on Exhibit C-1 hereto, or (b) added to Exhibit C-1 from time to time by mutual written agreement of the Parties as specified in this Agreement.

"Breast Implant Products" mean the silicone gel-filled breast implant products identified on Exhibit A-1 hereto (including any and all modifications, improvements or enhancements thereof), and such additional silicone gel-filled breast implant products that are added to Exhibit A-1 as Breast Implant Products from time to time by mutual written agreement of the Parties as specified in this Agreement (including any and all modifications, improvements or enhancements thereof).

"Breast Implant Product Specifications" means those detailed Breast Implant Product specifications for each Breast Implant Product which are: (a) set forth on Exhibit B-1 hereto, or (b) added to Exhibit B-1 from time to time by mutual written agreement of the Parties as specified in this Agreement.

"Business Day" means any day other than a Saturday, Sunday or U.S. federal holiday.

"Contract Year" means: (a) the twelve (12) month period beginning on the first of the month following the month *** or (ii) Sientra elects in writing (in its sole discretion) to commence Contract Year 1, and ending on the calendar day immediately prior to the twelve (12) month anniversary thereof; and (b) each such twelve (12) month period thereafter during the Term of the Agreement.

"Discloser" has the meaning set forth in Section 8.1 below.

"Effective Date" has the meaning set forth in the Preamble.

"FDA" means the United States Food and Drug Administration.

"Field Action" means activities outlining the steps for management of and/or communication regarding the performance of distributed Product currently in use by Sientra's customers.  These activities may include recall or retrieval of Product(s) and consumer or trade notifications.

***

"Forecast" has the meaning set forth in Section 3.1 below.

"Force Majeure" has the meaning set forth in Section 14 below.

"GAAP" has the meaning set forth on Section 4.2(b) below.

"Governmental Regulatory Authorities" means the FDA and Health Canada and any other state or provincial authorities in the U.S. or Canada.

"Indemnified Party" has the meaning set forth in Section 12.3 below.

"Indemnifying Party" has the meaning set forth in Section 12.3 below.

"Indemnity Claim" has the meaning set forth in Section 12.3 below.

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

"Indemnity Security" has the meaning set forth in Section 11.7 below.

"Information" has the meaning set forth in Section 8.1 below.

"Intellectual Property" means all the proprietary or intellectual property rights of a person or entity in, to, arising out of or associated with:

(a)

patents, utility models, design patents, invention registrations and applications therefor and any and all re-issues, substitutions, continuations, continuations in part, divisions, renewals, reexaminations, provisionals and extensions thereof;

(b)	inventions (whether patentable or not) and any and all improvements, enhancements, modifications and derivations thereof, certificates of inventions and invention disclosures;
(c)	trade secrets and know how;
(d)	data and documentation, technical data and information and business data and information;
(e)

technology, concepts, ideas, models, diagrams, specifications, designs (including optical designs and mold designs), production files, drawings, sketches, schemes, plans, formulae, research and development information, research results, analyses, methods, processes (including manufacturing and production processes), protocols, procedures (and as to Supplier, the Manufacturing Specifications defined below), techniques, components, compounds, chemicals, materials, formulations, compositions, algorithms, prototypes and any and all enhancements and improvements thereof;

(f)	works of authorship, copyrights, copyrightable materials, software, computer programs, algorithms, computer files, source code and object code;
(g)	mask works and applications therefor;
(h)	trademarks, trade dress, logos, slogans, trade names and corporate names, including all variations and derivations thereof and applications therefor and all goodwill associated therewith;
(i)	all licenses, permits, authorizations and approvals;
(j)	all rights to sue or recover and retain damages and costs and attorneys' fees for past, present and future infringement or misappropriation of any of the foregoing; and
(k)	all rights corresponding to the foregoing throughout the world.

"Limited Warranty" has the meaning set forth in Section 11.1(a) below.

"Manufacture" or "Manufactured" or "Manufacturing" means Supplier's engineering, manufacturing, quality control testing and storage of Product in accordance with the terms and conditions of this Agreement and all applicable Quality Obligations (defined below).

***

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

"Manufacturing Specifications" means the Breast Implant Manufacturing Specifications and the Tissue Expander Manufacturing Specifications.

***

"New Style" has the meaning set forth in Section 9.1 below.

"Nonconforming" or "Nonconformity" means that the components, materials or Products fail to conform in all material respects with the applicable Specifications.

***

"Product" or "Products" mean Breast Implant Products and Tissue Expander Products.

"Product Change" has the meaning set forth in Section 4.5 below.

"Product Specifications" means the Breast Implant Product Specifications and the Tissue Expander Product Specifications.

"Project License" has the meaning set forth in Section 7.3(a) below.

"Purchase" or "Purchased" has the meaning set forth in Section 3.3 below.

***

***

***

"Recipient" has the meaning set forth in Section 8.1 below.

"Regulatory Clearance" means, with respect to a particular Breast Implant Product listed on Exhibit A-1 (i.e., for all shapes, sizes and SKUs on such Exhibit A-1), that such Product has been determined to be a Class III medical device and has received pre-market approval from the FDA and all other applicable Government Regulatory Authorities in the United States, where such approvals are necessary to market such Product in the United States.

"Root Cause Analysis" has the meaning set forth in Section 4.8 below.

***

***

"Services Agreement" means that certain Services Agreement entered into by and between the Parties as of June 5, 2015.

"Sientra Indemnified Parties" has the meaning set forth in Section 12.2 below.

"Sientra IP" has the meaning set forth in Section 7.2 below.

"Specifications" means the Product Specifications and Manufacturing Specifications.

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

***

"Supplier Indemnified Parties" has the meaning set forth in Section 12.1 below.

"Supplier IP" has the meaning set forth in Section 7.1 below.

"Term" has the meaning set forth in Section 13.1 below.

"Third Party" means any person or entity or authority other than Sientra or Supplier or an Affiliate of either of them.

***

"Tissue Expander Manufacturing Specifications" means those detailed manufacturing process specifications for the Tissue Expander Products (including, without limitation, the standard operating procedures and the raw materials used and incorporated into the Tissue Expander Products) which are: (a) set forth on Exhibit C-2 hereto, or (b) added to Exhibit C-2 from time to time by mutual written agreement of the Parties as specified in this Agreement.

"Tissue Expander Products" means the tissue expander products identified on Exhibit A-2 hereto (including any and all modifications, improvements or enhancements thereof), and such additional tissue expander products that are added to Exhibit A-2 from time to time as "Tissue Expander Products" by mutual written agreement of the Parties as specified in this Agreement (including any and all modifications, improvements or enhancements thereof).

"Tissue Expander Product Specifications" means those detailed Tissue Expander Product specifications for each Tissue Expander Product that are: (a) set forth on Exhibit B-2 hereto, or (b) added to Exhibit B-2 from time to time by mutual written agreement of the Parties as specified in this Agreement.

***

***

***

***

Other Terms.  Other terms may be defined elsewhere in the text of this Agreement and shall have the meaning indicated in the applicable text, as such terms are used throughout this Agreement.

2.	SUPPLY
2.1.

Supply of Products.  Commencing at the start of the first Contract Year and continuing for the Term, Supplier shall Manufacture and supply the Products to Sientra in accordance with the terms of this Agreement.  Supplier shall use its commercially reasonable efforts to supply the Products, consistent with Sientra's Forecasts (as defined in Section 3.1).

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

3.	FORECASTS, ORDERS AND DELIVERY
3.1.

Forecasts.  Sientra shall, *** provide Supplier with a *** binding commitment and *** nonbinding forecast (limited to months during the Term) (each a "Forecast"). Supplier shall provide written notice within ten (10) Business Days after receipt of a Forecast if Supplier does not in good faith believe it can supply sufficient Product to accommodate the needs of Sientra as identified in such Forecast.

3.2.	***
3.3.	***
3.4.	***
3.5.

Purchase Orders. Sientra shall submit purchase orders for the Products to Supplier which shall, at a minimum, set forth the Products, quantities, confirmation of price, delivery dates, and shipping instructions and shipping addresses for all Products ordered.  Purchase orders may be issued on an open-end "blanket" basis, reasonably acceptable to, and approved (which approval shall not be unreasonably withheld, conditioned or delayed) in writing by, Supplier, with periodic drawdowns. Purchase orders and drawdowns may be submitted electronically. Each accepted purchase order shall give rise to a contract between Sientra and Supplier for the sale of the Products ordered and shall be subject to and governed by the terms of this Agreement.  The terms and conditions of this Agreement shall so govern and supersede any additional or contrary terms set forth in Sientra's purchase order or any Supplier or Sientra draw-down notice, acceptance, confirmation, invoice or other document.

3.6.

Delivery/Title/Risk of Loss.  All Sientra products are to be supplied in a sterile, final packaged configuration. In addition, Supplier shall pack the Products for shipment and storage in accordance with the packaging instruction set forth in the purchase order and the Product Specifications for the Products.  Supplier shall be responsible for the cost of all packaging materials. All deliveries by Supplier under this Agreement shall be *** Supplier's facility. Title and risk of loss in the Products shall pass to Sientra upon delivery.

3.7.

Timely Delivery.  Since assurance of adequate supply at all times is essential to the operation of Sientra's business, Supplier shall use commercially reasonable efforts to meet delivery schedules.  Any delays in delivery due to: (a) engineering changes outstanding with Sientra; or (b) temporary deviation notices pending with Sientra, shall not count against the timely delivery requirements of this Section 3.7.  Supplier shall promptly notify Sientra of any actual or prospective delay in delivery and Supplier shall obtain Sientra's, or its authorized third parties, approval before making partial deliveries (which approval shall not be unreasonably withheld, conditioned or delayed).  If the delivery of Products is delayed through no fault of Sientra, Sientra may, at its option, require the Supplier to deliver Products by means of commercially reasonable premium transport identified by Sientra, at Supplier's reasonable cost.

3.8.

Modification of Orders, Engineering Changes.  Sientra may cancel a purchase order if Supplier has not begun Manufacturing the Products (including, without limitation, the purchase of components or materials necessary for the Products) to fulfill the purchase order or if the Products are not delivered within *** Business Days after the specified delivery date.  If Supplier has begun, but not completed, Manufacturing a Product (including, without limitation, the purchase of components or materials necessary for the Product), Sientra may direct Supplier to stop such Manufacturing; provided that Sientra shall reimburse Supplier for the

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

fully-burdened costs (including, without limitation, the cost of components or materials purchased specifically for use in such Product) incurred by Supplier for such Product up to such stoppage of Manufacturing. Sientra may not cancel a purchase order if Supplier has completed Manufacturing the Product. *** In the event of an approved engineering change (revision level change) of a Product, Supplier and Sientra shall review and mutually agree to a delivery schedule and, at then current price, of the inventory of Product at the prior revision level.  Sientra shall reimburse Supplier for all direct, out of pocket costs of such engineering change, including, without limitation, obsolete materials, inventory (other than finished goods which are covered by the previous sentence) and equipment.

4.	MANUFACTURING OF PRODUCTS
4.1.	Manufacturing. Supplier shall Manufacture the Products ***
4.2.	Manufacturing Equipment.

(a)***

(b)*** For purposes of clarity, Sientra retains and shall retain ownership of all mandrels that Sientra may provide to Supplier for its use in manufacturing Products, and Supplier shall maintain and preserve such mandrels and shall be responsible for any loss of or damage to such mandrels (ordinary wear and tear excepted).  Mandrels will be ordered and/or replaced during manufacturing and production as needed.  Mandrels to support initial production capacity will be invoiced at time of purchase.  Mandrels to replace retired tooling due to normal wear and tear or to meet increase in demand will be invoiced as needed.   Mandrels will be invoiced at ***  Sientra will own the mandrels required by Supplier to manufacture Sientra's Breast Implant Products and the mandrel/implant design files, including CAD files.  Any Mandrels that Sientra pays for shall be used only in the performance of Manufacturing work for Sientra and shall remain the property of Sientra.  Supplier assumes risk of loss and damage and shall maintain, and repair the mandrels to their original specifications at its expense. Supplier shall notify Sientra promptly whenever mandrels are in need of replacement due to normal wear and tear, which will be replaced at Sientra's expense.  The cost of Mandrel damage or replacement requirements above normal wear and tear will be at Supplier's expense.

(c)***

4.3.

Vendors.  Except as Sientra may otherwise expressly direct, Supplier shall be responsible for identifying and qualifying all vendors of materials, components and parts necessary to Manufacture the Products, and for procuring at its own expense all such materials, components and parts.

4.4.

Inspection; Records.  Supplier shall comply with all pre-delivery inspection and quality assurance requirements, as the same may be described in the Specifications, any *** or elsewhere herein, with respect to all Products.  Supplier shall keep proper documentation at its US facilities of all Device Master Records, Quality Control Tests, Device History Records, Root Cause Analyses and all other required records for each Product.  (Supplier shall provide copies of such documentation to Sientra, at Supplier's reasonable expense, within *** of written request by Sientra.) During the Term of this Agreement Sientra shall be permitted to inspect and test (in strict accordance with test standards agreed to by Supplier) such of Supplier's premises, records, processes, materials, work-in-process and finished goods inventory which

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

are used or produced directly and solely by Supplier in Manufacturing the Products for quality assurance purposes and to confirm Supplier's compliance with the terms of this Agreement. Any such Sientra inspection and testing shall be conducted at Sientra's sole expense (including, without limitation, the reimbursement to Supplier for any destructive testing of the Products), during Supplier's regular business hours, upon reasonable prior notice to Supplier and at a time and scope as agreed to by Supplier, such agreement not to be unreasonably withheld. Supplier shall reasonably assist Sientra with such inspections.  In the event that Nonconforming materials, components or Products are identified during such inspections, Supplier shall, at its sole expense: (a) immediately replace the Nonconforming materials, components or Products, and (b) perform and complete a Root Cause Analysis (as defined in Section 4.8) within *** after such Nonconformity.  Inspection or testing by Sientra, or the waiving by Sientra of its right to inspect and test, shall not constitute acceptance by Sientra.

4.5.

Manufacturing and Specifications Modifications.  Sientra shall have the right at any time to designate changes to the Specifications, components, materials or the suppliers of the components or materials for any Products ("Product Change"). ***  To account for any increased or decreased cost to Supplier to Manufacture the Products which is caused by such Product Changes, pricing for the Products shall be adjusted pursuant to Section 5.3.

4.6.

Compliance with Certain Product Laws and Standards.  *** Supplier shall at all times during the Term have a quality management system certified to ISO 13485 (or any successor provisions thereof).  Sientra shall notify Supplier if there are requirements from additional geographies which Sientra would like Supplier to conform to, at which time Sientra and Supplier shall negotiate in good faith the costs associated with conforming to the additional requirements.  If the Parties are unable to agree upon an equitable adjustment in the costs to effect such new conformance, then Supplier shall not be required to conform to such new requirements. Supplier further covenants, represents and warrants to Sientra that Supplier is not and shall not at any time during the Term be a debarred entity, and Supplier shall not use in any capacity the services of any individual or entity known by Supplier to be debarred under 21 U.S.C. §335(a) or (b) of the U.S. Food, Drug and Cosmetic Act in connection with its obligations hereunder. Subject to the conditions set forth in Section 4.4, Supplier shall cause Sientra's regulatory personnel to be provided with reasonable access from time to time to the facilities and records of Supplier for the purpose of confirming Supplier's compliance with this Section 4.6.

4.7.

Non-waiver of Warranty.  Acceptance of delivery of Products by Sientra, inspection of Supplier's Manufacturing operations under Sections 4.4 or 4.10 or otherwise and payment by Sientra for Products shall not constitute a waiver of any Sientra right set forth in this Agreement with respect to any Nonconformity.

4.8.

Root Cause Analysis.  When Nonconforming materials, components or Products are identified during any inspection or quality control tests, Supplier shall, at its sole expense: (a) immediately replace the Nonconforming materials, components or Products, and (b) perform and complete a process to identify the underlying source or cause of Nonconforming materials, components or Products (a "Root Cause Analysis") within *** after such Nonconformity is identified.  Upon completion of each Root Cause Analysis, Supplier shall promptly implement a corrective action plan to prevent further nonconformities, and communicate to Sientra, in writing, the results of the Root Cause Analysis and corrective action plan.

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

4.9.

Regulatory Responsibilities.  Supplier shall be solely responsible for obtaining and maintaining all regulatory approvals and clearances from the Governmental Regulatory Authorities, any related filings thereto, required in order for the Supplier to Manufacture and sell the Products to Sientra.  Sientra shall be responsible for obtaining and maintaining all such regulatory approvals and clearances from the Governmental Regulatory Authorities, and any related filings thereto, required for the purchase, sale and distribution of the Products by Sientra.  Each Party shall be responsible for submitting reports to the other party, the FDA and all other Governmental Regulatory Authorities as appropriate.  Each Party shall provide all reasonable cooperation to the other in these efforts.

4.10.	***
5.	PRICING/PAYMENT
5.1.	Initial Pricing. The initial prices for the Products are set forth in Exhibit F.
5.2.

Pricing Adjustments. *** All Purchase Orders (including accepted blanket order releases thereunder) in effect prior to the effective date of a price change permitted hereunder shall remain binding upon Supplier at the pricing then in effect prior to the price change but only for Product scheduled for shipment within ninety (90) days of Supplier's receipt of the applicable Purchase Order (or release thereunder).

5.3.

Sientra Requested Product Changes.  The full, incremental cost of any Product Change shall be borne by Sientra by way of an immediate change in pricing of any units (in which such Product Change has been incorporated) of such Product.  If the cost to Supplier to Manufacture the Products changes as a result of Sientra's requested Product Change, Sientra and Supplier shall review the incremental cost of such change and shall jointly confer and negotiate in good faith to agree on the impact to Product pricing.  ***

5.4.

Payment Terms.  Payment on invoices shall be made to Supplier by Sientra, net *** from the date of the invoice.  If any amount owing Supplier is not paid within *** of when due, each unpaid amount shall bear interest after its due date at the rate of ***  Sientra shall be responsible for Supplier's collection costs and attorneys' fees in collecting any past due amounts.

6.	CONTRACT MANAGEMENT
6.1.

Quarterly Review Meetings.  The parties shall, per a written request by either party, meet in a mutually agreed to location to review and discuss, among others, the following points of performance under this Agreement:

(a)	Ongoing Manufacturing and operation planning process, including inventory levels;
(b)	Cost improvement and reduction efforts and initiatives;
(c)	Product quality;
(d)	Potential or existing disputes between Sientra and Supplier or Supplier and any or other Third Party;
(e)	Any need for working groups and the defined scope of responsibilities; and

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(f)

Any need for standards and/or metrics by which to evaluate operation and/or performance of the parties under this Agreement, including performance related to delivery, quality and the need or potential for performance improvements.

7.	OWNERSHIP AND INVENTIONS
7.1

Supplier's Intellectual Property. The Parties acknowledge and agree that Supplier has and shall have all rights, title and interests in and to: (a) all Intellectual Property owned by Supplier and conceived and/or reduced to practice prior to the Effective Date of this Agreement, (b) all Intellectual Property conceived and/or reduced to practice independently by Supplier without reliance on any Information provided by Sientra, *** or (d) Intellectual Property licensed to Supplier from third parties used by Supplier to develop and test and/or Manufacture the Products (collectively, the "Supplier IP").

7.2

Sientra's Intellectual Property. The Parties acknowledge and agree that Sientra has and shall have all rights, title and interests in and to: (a) all Intellectual Property owned by Sientra and conceived and/or reduced to practice prior to the Effective Date of the Services Agreement and/or this Agreement, (b) all Intellectual Property conceived and/or reduced to practice independently by Sientra without reliance on any Information provided by Supplier; and ***

7.3	Development and Manufacturing Licenses.
(a)

For purposes of clarity, during the Term of this Agreement, Sientra shall have a fully-paid, non-exclusive, non-sublicensable license ("Project License") of all Supplier IP directly and solely necessary or required for Sientra to fulfil its rights, duties and obligations under this Agreement. For purposes of clarity, the Project License shall terminate upon the expiration or termination of this Agreement.

(b)	***
(c)	***
(d)	***
(e)	***
(f)	***
7.4

Cooperation and Assistance. A Party shall, at the other Party's request: (a) cooperate with and assist, both during and after the term of this Agreement, in perfecting, maintaining, protecting and enforcing Supplier's or Sientra's IP rights; and (b) execute and deliver to the Party any documents deemed necessary or appropriate by a Party in its discretion to perfect, maintain, protect or enforce the Party's rights in the Supplier IP or Sientra IP (as the case may be) or otherwise carry out the purpose of this Agreement.

8.	CONFIDENTIALITY
8.1

Information Defined. "Information" means any information, whether or not designated as confidential, disclosed during or before the Term to one Party ("Recipient") by the other Party ("Discloser"), either directly or indirectly in writing, orally, electronically or by delivery of tangible objects, including without limitation, confidential or proprietary information,

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

including without limitation: (a) concepts, ideas, inventions, models, diagrams, designs, data, documents, research, studies, analyses, forecasts, processes, procedures, systems, technology, intellectual property, trade secrets, business plans or opportunities, business strategies, marketing plans or opportunities, marketing strategies, product development plans or opportunities, future projects or products, projects or products under consideration, and information relating to finances, costs, prices, suppliers, vendors, customers and employees; and (b) any information that contains, reflects, or is based upon, in whole or in part, any Information furnished to Recipient by Discloser, including without limitation any notes, analyses, compilations, studies, interpretations, memoranda or other documents or tangible objects. Information may also include information previously disclosed to Discloser by third parties.

8.2

Nondisclosure and Confidentiality Obligations. Recipient agrees that it shall and shall cause its directors, officers, employees, agents and advisors to: (a) hold Discloser's Information in strict confidence using the same standard of care as it uses to protect its own confidential information of a similar nature, but in no event less than reasonable care; (b) not disclose the Information of Discloser to any Third Party without Discloser's prior written consent, except as expressly permitted under this Agreement; and (c) limit access to Discloser's Information to those of its employees or agents having a need to know for purposes of performance hereunder who are bound by confidentiality obligations at least as restrictive as those set forth herein. Notwithstanding the foregoing, Recipient may make disclosures as required or requested by a court of law or any governmental entity or agency, provided that Recipient, to the extent legally permissible, provides Discloser with reasonable prior notice to enable Discloser to seek confidential treatment of such information through a protective order or otherwise.

8.3

Use of Information. Recipient agrees that it shall not use Information other than as necessary for the performance of its obligations under this Agreement. Information disclosed by Discloser under this Agreement shall, in all respects, remain the sole property of Discloser and nothing contained herein shall be construed as granting or conferring to Recipient any license, interest, ownership rights or intellectual property rights in such Information.

8.4

Exclusions. The restrictions on the use and disclosure of Information shall not apply to any Information (or portion thereof) which: (a) is or becomes publicly known through no act or omission of Recipient; (b) is lawfully received from a Third Party without restriction on disclosure; (c) is already known by Recipient at the time it is disclosed by Discloser, as shown by Recipient's written records; or (d) is independently conceived or developed by Recipient without reference to or reliance upon any Information, as shown by Recipient's written records. Specific Information shall not be deemed available to the public or in the possession of a Recipient merely because it is embraced by more general information that is available or is in the Party's possession. In addition, any combination of Information or features shall not be deemed to be within the exclusions merely because individual features or elements of Information are within the exclusions, but rather only if both the combination itself and its principle of operation are within the exclusion.

8.5	Nondisclosure and Confidentiality Period. Recipient's confidentiality obligations as set forth above shall continue in full force and effect for the term of this Agreement

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

and for *** from the expiration or termination of this Agreement, except for any trade secret recognized as such under the Uniform Trade Secret Act for which Recipient's obligations with respect to use and disclosure shall continue unless and until the applicable Information of Discloser falls within an exception set forth in Section 8.4.

8.6

Injunctive Relief. Recipient acknowledges that a breach or threatened breach of this Section 8 would cause irreparable harm to Discloser, the extent of which would be difficult to ascertain. Accordingly, Recipient agrees that, in addition to any other remedies to which Discloser may be legally entitled, Discloser shall have the right to immediate (TRO), preliminary and permanent injunctive or other equitable relief in the event of a breach or threatened breach of this Section 8 by Recipient or any of its disclosees, all without any requirement that Recipient post any bond or other security.

8.7

Publicity. In addition to its other confidentiality obligations under this Agreement, neither Party shall make any announcement, take or release any photographs (except for its internal operation purposes for performance under this Agreement) or release any information concerning this Agreement or any part thereof or with respect to its business relationship with the other Party, to any member of the public, press, business entity or any official body, except as required by applicable law, rule, injunction or administrative order, unless prior written consent is obtained from the other Party. If a Party determines it is obligated by law or a governmental authority to make any such announcement or release, such Party shall promptly notify the other Party and cooperate with the other Party to ensure that suitable confidentiality obligations are afforded such information. Project results may not be published or referred to, in whole or in part, by Supplier or its Affiliates without the prior written consent of Sientra. Neither Party shall use any of the other Party's trademarks or tradenames without the prior written consent of the other Party.

8.8

Return of Materials. Upon Discloser's request or upon termination or expiration of this Agreement, Recipient shall promptly: (a) return to Discloser or, if so directed by Discloser, destroy all tangible embodiments of Discloser's Information (in every form and medium); (b) permanently erase all electronic files containing or summarizing any of Discloser's Information (except for any computer records or files that have been created pursuant to Recipient's automatic archiving and back-up procedures and the removal of which is not technically reasonable); and (c) if so directed by Discloser, confirm to Discloser in writing that Recipient has fully complied with the foregoing obligations. Notwithstanding the foregoing, Recipient shall be permitted to retain one (1) copy of Discloser's Information for its legal archives (subject to a continuing obligation of confidentiality) or as otherwise required by Applicable Laws.

9.	NEW PRODUCTS
9.1.	***
10.	MOLDS, MANDRELS AND TOOLING
10.1.	Ownership. All molds, mandrels and tooling used in the Manufacture of the Products shall be the property of Sientra.

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

10.2.	Maintenance. Supplier shall be responsible for maintaining all molds, mandrels and tooling in good working condition at all times during the Term.
10.3.

Records.  Supplier shall maintain a complete list of all molds, mandrels and tooling in its possession that are used to produce the Products. A report of molds, mandrels and tooling condition, maintenance, and usage history shall be submitted to Sientra, upon written request of Sientra from time to time, during the Term.

11.	WARRANTY/COVENANTS/FIELD ACTIONS
11.1.	Supplier Warranty.
(a)

Supplier warrants to Sientra that each Product shall be Manufactured in accordance with the Manufacturing Specifications and shall conform to the Product Specifications *** ("Limited Warranty"), provided that this Limited Warranty shall not apply in instances where the failure of Products to meet the Product Specifications is not due to acts or omissions of Supplier or its Affiliate or subcontractors.  ***  An alleged breach of this Limited Warranty must be reported to Supplier within *** but in no event later than *** or such claim under the Limited Warranty shall be forever waived.  OTHER THAN AS EXPRESSLY SET FORTH IN THIS SECTION 11.1, SUPPLIER MAKES AND GIVES NO OTHER REPRESENTATIONS OR WARRANTIES WHATSOEVER, AND EXPRESSLY DISCLAIMS ALL OTHER WARRANTIES, WHETHER EXPRESS, IMPLIED, OR STATUTORY, INCLUDING WITHOUT LIMITATION, WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WARRANTIES OF NONINFRINGEMENT AND WARRANTIES ARISING FROM COURSE OF DEALING OR USAGE OF TRADE.

(b)

If any Product does not conform to the Limited Warranty stated in Section 11.1(a) above, Sientra's sole and exclusive remedy for such breach of warranty shall be *** Sientra shall not return any Product prior to obtaining written return authorization from Supplier.  For clarity, the foregoing provisions of this Section 11.1(b) apply to direct claims by Sientra and do not preclude Sientra's assertion of its termination rights under Section 13.2(a)(1) or its indemnification rights under Section 12.2.

11.2.	Sientra Warranty.
(a)	Sientra represents, warrants and covenants to Supplier that:
(1)

any and all information and materials disclosed to, and which may be disclosed during the term of this Agreement to, Supplier, or used for the benefit of Supplier by Sientra (excluding information and materials provided to Sientra by Supplier) do not and shall not include any confidential, trade secret or proprietary information of Third Parties, except where Sientra has the full and exclusive right and authority to disclose and use such information and materials upon the terms and conditions stated herein, all without any payment or other obligation to the Third Party;

(2)

no part of any item that Sientra recommends for inclusion in the process for Manufacturing the Products (including, without limitation, the texturing process) requires a Third Party consent or license of Third Party information or rights that

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Sientra could not sublicense or otherwise provide to enable Supplier's use in performing under this Agreement or for Manufacturing the Products;
(3)	it developed and owns the Product Specifications;
(4)	the Product Specifications do not and will not infringe the IP rights of any Third Party (whether in patent, trademark, copyright, trade secret or otherwise);
(5)	the Breast Implant Products are subject to Regulatory Clearance, and once Regulatory Clearances have been obtained such Breast Implant Products will be classified as Class III medical devices;
(6)

the Tissue Expander Products are subject to clearance for marketing and sale in the U.S. by the FDA, and once such clearances have been obtained such Tissue Expander Products will be classified as Class II medical devices;

(7)	it has conducted and/or caused to be conducted such testing as is necessary and prudent to ensure that the Products to be Manufactured will fulfill their intended purpose;
(8)	all Product Specifications and the design of all Products are and will be free from any defect.
11.3.

Mutual Warranty.  Each Party represents and warrants to the other Party that the following statements are true and correct as of the Effective Date and shall continue to be true and correct for the duration of the term of this Agreement: (a) such Party has the requisite expertise and ability to perform its obligations hereunder; (b) such Party has full power, authority and right to enter into the Agreement, and perform its obligations thereunder, without the consent, approval or authorization of any Third Party; (c) such Party is a Delaware corporation duly organized, validly existing and in good standing under the laws of Delaware and all other jurisdictions in which its conduct of business requires it to be qualified, and possesses all requisite authority to perform its obligations hereunder; and (d) the execution, delivery and performance of this Agreement by such Party does not constitute a breach of any contract, obligation or duty to which such Party is subject.

11.4.

Sientra Covenants.  Sientra shall: (a) comply with all Applicable Laws relating to its business and its performance under this Agreement (including, without limitation, the regulations and reporting requirements of the Government Regulatory Authorities), and has obtained all known governmental permits and licenses required for it to perform its obligations under this Agreement; (b) regularly share with Supplier information about Product claims and any Sientra performed or sponsored studies, trials and assessments relating to the Products; (c) notify Supplier of any facts, circumstances or events that may result in the loss of Class III medical device status (e.g., a change in material supplier); and (d) not infringe or misappropriate any intellectual property right of any Third Party.

11.5

Supplier Covenants.  Supplier may share with Sientra information about any Supplier performed or sponsored in vitro studies, trials and assessments relating to the Products and shall notify Sientra of any actually known facts, circumstances or events that will result in the loss of Class III medical device status for the Breast Implant Products. For purposes of clarity, Supplier and its Affiliates have no right to conduct, and Supplier covenants that it and its Affiliates shall not conduct, any clinical trials or clinical studies on any Product; and (b)

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Supplier shall not make any material changes to the Manufacturing Specifications used to Manufacture any Product sold to Supplier under this Agreement without Sientra's prior written consent (which consent will not be unreasonably withheld, delayed or conditioned).

11.6

Field Actions.  If any Product defect, breach of Supplier's Limited Warranty, or any action by the Government Regulatory Authorities necessitates or requires a Field Action of any Product, Sientra shall notify Supplier promptly (and, in any event, within five (5) business days) after becoming aware, before making any Field Action.  The Parties shall endeavor to reach an agreement before taking any Field Action regarding the manner, text and timing of any publicity to be given such matters in time to comply with any requirements of the Government Regulatory Authorities.  The Parties agree to provide reasonable cooperation to one another in the event of any Field Action.  ***

11.7	***

INDEMNIFICATION/LIMITATION OF LIABILITY/INSURANCE

12.1

By Sientra.  SUPPLIER AND THE SUPPLIER INDEMNIFIED PARTIES (AS DEFINED BELOW) SHALL NOT BE LIABLE TO SIENTRA AND THE SIENTRA INDEMNIFIED PARTIES (AS DEFINED BELOW) FOR, AND SIENTRA SHALL DEFEND, INDEMNIFY AND SAVE SUPPLIER, SUPPLIER'S SHAREHOLDERS (INCLUDING, WITHOUT LIMITATION, THE LUBRIZOL CORPORATION, INC. AND BERKSHIRE HATHAWAY, INC.), AFFILIATES AND SUBSIDIARIES, ALL OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND AGENTS, AND ALL OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "SUPPLIER INDEMNIFIED PARTIES"), HARMLESS FROM AND AGAINST ANY AND ALL CAUSES OF ACTION OR CLAIMS OF ANY KIND FOR LOSSES, COSTS, DAMAGES OR EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES) THAT ARE ALLEGED TO ARISE OUT OF, BE INCURRED IN CONNECTION WITH, BE RELATED TO OR RESULT FROM: ***

12.2

By Supplier. SUBJECT TO SECTION 12.5, SUPPLIER SHALL DEFEND, INDEMNIFY AND SAVE SIENTRA, SIENTRA'S AFFILIATES AND SUBSIDIARIES, ALL OF THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES, REPRESENTATIVES AND AGENTS, AND ALL OF THEIR RESPECTIVE SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "SIENTRA INDEMNIFIED PARTIES"), HARMLESS FROM AND AGAINST ANY AND ALL THIRD PARTY CAUSES OF ACTION OR CLAIMS OF ANY KIND FOR LOSSES, COSTS, DAMAGES OR EXPENSES (INCLUDING, WITHOUT LIMITATION, REASONABLE ATTORNEYS' FEES AND EXPENSES):

(a)	***

(b)	***

(c)	***

12.3	Procedure.

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(a)

A Party, the Supplier Indemnified Parties and the Sientra Indemnified Parties (as the case may be) (each, an "Indemnified Party") intending to make an indemnification/defense/and-or hold-harmless claim under this Section 12 ("Indemnity Claim") shall promptly notify the other Party ("Indemnifying Party") of such Indemnity Claim (provided, that no delay or deficiency on the part of the Indemnified Party in so notifying the Indemnifying Party will relieve the Indemnifying Party of any liability or obligation under this Agreement except to the extent the Indemnifying Party has suffered actual prejudice directly caused by the delay or other deficiency).  The Indemnifying Party shall assume the defense thereof (with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnified Party) whether or not such Indemnity Claim is rightfully brought (provided, however, that an Indemnified Party shall have the right to retain its own counsel and to participate in the defense thereof, with the fees and expenses to be paid by the Indemnified Party), unless a representation of both the Indemnified Party and the Indemnifying Party by the same counsel would be inappropriate due to the actual or potential differing interests between them, in which case the reasonable fees and expenses of counsel retained by the Indemnified Party shall be paid by the Indemnifying Party; provided, however, that the Indemnifying Party shall not be required to pay for more than one (1) separate law firm pursuant to such exception. If the Indemnifying Party shall fail to timely assume the defense of and reasonably defend such Indemnity Claim, the Indemnified Party shall have the right to retain or assume control of such defense and the Indemnifying Party shall pay (as incurred and on demand) the fees and expenses of counsel retained by the Indemnified Party and all other expenses of investigation and litigation. The Indemnified Party, and its directors, officers, advisers, agents and employees, shall cooperate fully with the Indemnifying Party and its legal representatives in the investigations of any Indemnity Claim.  The Indemnifying Party shall not be liable for the indemnification of any Indemnity Claim settled (or resolved by consent to the entry of judgment), without the written consent of the Indemnifying Party, which consent will not be unreasonably withheld, conditioned or delayed.

(b)

Except as provided for in Section 12.3(c), if the Indemnifying Party accepts the defense of any such Indemnity Claim, the Indemnifying Party shall have the right to settle such Indemnity Claim; provided, that the Indemnifying Party shall obtain the prior written consent (which shall not be unreasonably withheld, conditioned or delayed) of the Indemnified Party before entering into any settlement, negotiated dismissal or judgment by consent of such Indemnity Claim, unless: (1) there is no finding or admission of any violation of Applicable Laws or any violation of the rights of any person or entity by an Indemnified Party and no requirement that the Indemnified Party admit fault or culpability; and (2) the sole relief provided is monetary damages that are paid in full by the Indemnifying Party without contribution or indemnity by the Indemnified Party and such settlement does not require the Indemnified Party to take (or refrain from taking) any action (including, without limitation, any equitable remedy, injunction or specific performance).

(c)	***

12.4

Cooperation.  Regardless of who controls the defense, the other Party hereto shall reasonably cooperate in the defense as may be requested.  Without limitation, the Party hereto which is not the Indemnifying Party, and its directors, officers, advisers, agents and employees, shall

CONFIDENTIAL

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cooperate fully with the Indemnifying Party and its legal representatives in the investigations of any Indemnity Claim.
12.5	Limitations on Liability.
(a)

NOTWITHSTANDING ANYTHING TO THE CONTRARY, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, SUPPLIER (AND THE SUPPLIER INDEMNIFIED PARTIES) SHALL NOT BE LIABLE TO SIENTRA AND THE SIENTRA INDEMNIFIED PARTIES FOR ANY AND ALL CLAIMS FOR INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR STATUTORY DAMAGES (INCLUDING, WITHOUT LIMITATION, LOSS OF PROFITS OR REVENUES OR BUSINESS; COST OF CAPITAL; COST OF PURCHASE; COST OF REPLACEMENT PRODUCTS; OR COST OF ANY FIELD ACTIONS, RECALLS, RETRIEVALS OR CONSUMER OR TRADE NOTIFICATIONS *** THAT ARE ALLEGED TO ARISE OUT OF, BE INCURRED IN CONNECTION WITH, BE RELATED TO OR RESULT FROM THIS AGREEMENT OR THE *** OR FROM THE PERFORMANCE OR BREACH HEREOF OR THEREOF, EVEN IF SUPPLIER HAS BEEN ADVISED OF SUCH POSSIBILITY OF SUCH DAMAGES.

(b)	NOTWITHSTANDING ANYTHING TO THE CONTRARY, AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, SUPPLIER'S (AND THE SUPPLIER INDEMNIFIED PARTIES') LIABILITY FOR ***
(c)	*** AND TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAWS, SUPPLIER'S (AND THE SUPPLIER INDEMNIFIED PARTIES') TOTAL AGGREGATE LIABILITY FOR ***
(d)	***
(1)	***
(2)	***

(3)	***

(4)	***

(5)	***

(e)	***

12.6	Insurance.

(a)

Supplier shall, at all times during the Term, maintain and pay for workers' compensation insurance, employer's liability insurance and general liability insurance covering its employees and facilities.

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

(b)

During the Term, Sientra shall maintain Products Liability and Errors and Omissions insurance which shall be issued by insurance companies having an A.M. Best financial strength rating of A-/VIII or better and which provides coverage for the liabilities of Sientra under any of the provisions of this Agreement, with limits at all times of not less than *** per occurrence. No policy of insurance required by this Agreement shall contain a deductible or self-insured retention in excess of *** All deductibles and self-insured retentions carried by Sientra under its insurance program are the sole responsibility of Sientra and shall not be borne in any way by Supplier. Supplier shall be made an additional insured on all of Sientra's policies of insurance (including, without limitation, those providing coverage for products liability and errors and omissions) which provide coverage for the liabilities of Sientra under any of the provisions of this Agreement. Each policy shall include language providing that such insurance: (1) applies separately to each insured or additional insured against whom a claim is made; (2) shall respond as primary insurance and shall not contribute with any other valid and collectible other insurance (including any deductibles or self-insured retentions) or self-insurance that may be maintained by Supplier; and (3) shall not contain any cross liability exception or exclusion that would bar claims made by or against an additional insured. Sientra shall cause the insurance companies issuing the insurance described in this Section 12.6(b) to waive, or Sientra shall waive on behalf of such insurance companies, all rights of subrogation against, or reimbursement from, Supplier. Upon execution of this Agreement, Sientra shall furnish Supplier with Certificates of Insurance evidencing Sientra's insurance coverage. Each such Certificate of Insurance shall accurately reflect the insurance in place, shall be in a form satisfactory to Supplier and shall contain language: (1) providing that thirty (30) days written notice (except ten (10) days written notice in the case of nonpayment of premium) shall be given to Supplier prior to expiration of, cancellation of, or material change in the coverage; (2) confirming that Supplier is an additional insured; (3) confirming waiver of subrogation in favor of Supplier; and (4) setting forth any deductibles or self-insured retentions. If required by an insurance policy, Sientra shall furnish Supplier with endorsements signed by Sientra's insurer to effect any of the matters required by this Section 12.6(b). If Supplier shall request, copies of Sientra's insurance policies shall be provided to Supplier. The foregoing insurance requirements are minimum insurance requirements intended to benefit Supplier; shall not be interpreted to limit Sientra's liability to Supplier in any manner whatsoever; and are separate from, and independent of, Sientra's other obligations under this Agreement, including but not limited to Sientra's obligations to defend, indemnify and hold Supplier harmless. Sientra's failure to provide insurance as required hereunder, or Sientra's failure to supply Certificates of Insurance or endorsements that comply with this Section 12.6(b), or the failure of Supplier to require evidence of insurance or to notify Sientra of any breach of the requirements of these provisions or deficiencies in the insurance obtained, shall not constitute a waiver by Supplier of any of these insurance requirements, or a waiver of any other terms of this Agreement, including but not limited to Sientra's obligations to defend, indemnify and hold Supplier harmless.

13.	TERM AND TERMINATION
13.1	Term. This Agreement shall become effective on the Effective Date and continue for five (5) Contract Years ("Term"), unless terminated earlier pursuant to the provisions below.

CONFIDENTIAL

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13.2	Termination.
(a)

Either Party may terminate this Agreement by written notice: (1) in the event the other Party is in material breach of any obligation under this Agreement, which default is incapable of cure or which, being capable of cure, has not been cured within sixty (60) days (or ten (10) days with respect to any payment obligation not otherwise subject to a good faith dispute) after receipt of notice of such breach; or (2) in the event the other Party shall make an assignment for the benefit of creditors or formally declare bankruptcy, insolvency, reorganization, liquidation, or receivership; or shall have instigated against it bankruptcy, insolvency, reorganization, liquidation, or receivership proceedings, and shall fail to remove itself from such proceedings within sixty (60) days from the date of institution of such proceedings. For purposes of this Section 13.2(a), the term "material breach" includes, without limitation, Sientra's breach of Section 11.2 or failure to comply with Section 12.1.

(b)	If the commencement of Contract Year 1 has not occurred on or before *** then Sientra may terminate this Agreement upon thirty (30) days prior written notice.

13.3

Survival of Purchase Orders.  Upon expiration of the Term, all then outstanding accepted purchase orders for Products shall survive.  Upon an early termination of the Term, the party electing to terminate the Term may elect whether or not outstanding accepted purchase orders shall survive.

13.4

Sientra Equipment.  Upon termination for any cause or upon expiration of the Term, Supplier agrees that Sientra shall have the right to immediately and at any time thereafter obtain possession of all molds and tooling (including mandrels) used in the Manufacture of the Products.

14.	FORCE MAJEURE

Neither party shall be liable for failure to perform, or delay in the performance of, its obligations under this Agreement (other than payment obligations) when such failure or delay is caused by an event of Force Majeure (as defined below).  For purposes of this Agreement, an event of "Force Majeure" means any event or circumstance beyond the reasonable control of the affected party, including, without limitation, war, insurrection, riot, fire, flood or other unusual weather condition, explosion, act of God, peril of the sea, sabotage, accident, embargo, act of governmental authority, compliance with governmental order on national defense requirements, or inability to obtain fuel, power, materials, labor or transportation facilities at commercially reasonable prices consistent with those prevailing as of the Effective Date.  If, due to any event of Force Majeure, either party shall be unable to fulfill its obligations under this Agreement (other than payment obligations), the affected party shall immediately notify the other party of such inability and of the period during which such inability is expected to continue, shall use reasonable commercial efforts to cure and remedy such non-performance, and the time for performance shall be extended for a number of days equal to the duration of the Force Majeure, and the parties shall meet promptly to determine an equitable solution to the effects of such event. Upon the occurrence of, during the continuance of and for one month after a Force Majeure event, Sientra shall be permitted to adjust each Forecast as necessary to take into account any interruption in supply of the Products.

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.	MISCELLANEOUS
15.1

No Joint Venture. Nothing contained in this Agreement shall be deemed to create a joint venture, partnership, agency or similar endeavor between the Parties hereto. Each party is an independent contractor, and shall not be considered an employee or agent of the other party. Neither Party has any authority to obligate the other party by contract or otherwise, and each Party agrees not to purport to do so. Neither Party nor its personnel are entitled to receive any employee welfare, pension or fringe benefits of any type from the other party including, without limitation, medical and dental coverage, disability, life insurance, severance, stock or deferred compensation programs, vacation or other paid time off. Each Party shall be responsible for all taxes, including without limitation, withholding, income, payroll and employment, value added, sales, goods and services, and stamp taxes, and any and all taxes assessed by any government authority that apply to such Party. Sientra shall be entitled to withhold from any payment due to Supplier any taxes that Sientra is required to pay on behalf of Supplier, and such payment shall decrease by an equivalent amount the payment due to Supplier. Sientra shall report payments made to Supplier as required by applicable federal, state or local tax law or regulations. Supplier may receive a Form 1099 if required under the United States Internal Revenue Code, and/or if the total annual compensation amount (including any products) exceeds the United States Internal Revenue Service threshold limit.

15.2

Notices. Any notice, request, approval or consent required or permitted to be given under this Agreement shall be in writing and deemed effectively given upon the earliest of: (a) personal delivery to the Party to be notified; (b) the date such notice is received from any reputable courier service that provides tracking and written verification of delivery; (c) the date on which it is delivered by email (or, if delivered by email after 5:00 p.m., on the next business day); or (d) the date on which it is actually physically received – in each case to the address or email address set forth below (provided that either Party may change its address/email address by notice given in accordance with this Section):

If to Supplier:	*** With a Copy To: *** Email: ***

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

If to Sientra:

If to Sientra:

***

Sientra, Inc.

420 S. Fairview, Suite 200

Santa Barbara, CA 93117

Email: ***

With a Copy To:

Cooley LLP

1333 2nd Street
Suite 400
Santa Monica, CA  90401

Attn:  Tom Hopkins

Email:thopkins@cooley.com

15.3

Entire Agreement. *** Provided, that any prior nondisclosure/nonuse agreements are not superseded; and the Parties confirm that any confidential information which was disclosed under such prior nondisclosure/nonuse agreements shall remain confidential and shall be subject to the nondisclosure and nonuse provisions set forth in Section 8 of this Agreement. Neither Party has made any promises, representations, warranties, covenants, or undertakings, other than those expressly set forth or referred to herein, to induce the other Party to execute or authorize the execution of this Agreement, and each Party acknowledges that it has not executed or authorized the execution of this Agreement in reliance upon any such promise, representation, or warranty, covenant or undertaking not contained herein.

15.4

Modifications.  Any alterations or amendments to this Agreement (including any handwritten changes) shall be null and void except if expressly set forth and identified as such in an instrument in writing, signed by authorized representatives of both Parties.

15.5

Waiver. Any waiver or failure to enforce any provision of the Agreement by either Party on one or more occasions shall not be deemed a waiver of any other provision or of such provision on any other occasion. In order to be effective for any purpose, any waiver must be in writing and signed by the Party making the waiver.

15.6

Assignment. Neither Party shall have the right or the power to assign any of its rights, or delegate or subcontract the performance of any of its obligations under this Agreement, without the prior written authorization of the other Party, such written authorization not to be unreasonably withheld, conditioned or delayed; provided that: (1) Sientra may assign this Agreement, without such consent, to its successor in interest in connection with a merger, acquisition or sale of all or substantially all of the assets of Sientra (or its Affiliate) provided: (A) such successor in interest has a tangible net worth of at least *** (as determined by GAAP) as of the date of Sientra's assignment; (B) such successor in interest represents and warrants in writing to Supplier that it is not insolvent and has not committed an act of bankruptcy, proposed a compromise or arrangement to its creditors generally, had any petition in bankruptcy filed against it, filed a petition or undertaken any action proceeding to be declared bankrupt, to liquidate its assets or to be dissolved; and (C) in the event Sientra continues to exist as a legal entity, that Sientra remains liable for its liabilities and obligations under this Agreement which were incurred prior to the effective date of assignment (including, without limitation, under Sections 11.2 and 12.1); (2) Sientra may assign this Agreement, without such consent, to its successor in interest in connection with a merger, acquisition or sale of all or substantially all of the assets of Sientra (or its Affiliate) provided: (A) that such assignment is made after *** have occurred; and (B) that such successor in interest maintains the Indemnity Security in accordance with Section 11.7 of this Agreement; and (3) Supplier may assign this Agreement, without such consent, to its successor in interest in connection with a merger, acquisition or sale of all or substantially all of the assets of Supplier (or its Affiliate) provided that *** Any assignment in violation of the preceding sentences shall be void and no assignment shall relieve a Party of any of its obligations under this Agreement.

15.7

Remedies. Sientra's sole and exclusive remedies are limited to those expressly provided in this Agreement, as follows: ***  Notwithstanding anything to the contrary, all such remedies are subject to the terms set forth in Section 12.5.

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.8

Third-Party Beneficiaries. Except for the rights of the Supplier Indemnified Parties and Sientra Indemnified Parties pursuant to Sections 12.1 and 12.2, the terms and provisions of this Agreement are intended solely for the benefit of each Party hereto and their respective permitted successors or permitted assigns and it is not the intention of the Parties to confer third-party beneficiary rights upon any other person.

15.9

Governing Law. This Agreement (and all claims relating to or arising out of this Agreement, or breach thereof, whether sounding in contract, tort or otherwise) shall be governed by and construed in accordance with the laws of the State of New York, excluding that State's choice-of-law principles. The Parties agree that the United Nations Convention on Contracts for the International Sale of Goods shall be inapplicable to this Agreement and transactions hereunder.

15.10

Dispute Resolution. Except in the case of a claim for a breach of Sections 7 or 8, if a Party has any other claim relating to or arising out of this Agreement, or breach thereof (whether sounding in contract, tort or otherwise), such Party shall promptly notify the other Party. The Parties shall then promptly seek to resolve such claim through good faith consultation and negotiation. If the Parties are unable to resolve such claim within thirty (30) days after the claim is made by a Party, then each Party shall be free to pursue its available rights or remedies. It is understood that such consultation, negotiation and thirty (30) day period shall not be required in the case of a claim for a breach of Sections 7 or 8. Both Parties irrevocably consent and submit to the exclusive jurisdiction of the state courts in New York County, New York, and of the United States District Court for the Southern District of New York in connection with any litigation relating to or arising out of this Agreement, and both Parties expressly waive any objection they have or may have as to the venue or convenient-forum status of any such courts collectively.

15.11

Severability. This Agreement is severable. When possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law; but if any provision of this Agreement is determined by a final and binding court judgment to be invalid, illegal or unenforceable to any extent, such provision shall not be affected or impaired up to the limits of such invalidity, illegality or unenforceability; the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected or impaired in any way; and the parties agree to make a good faith effort to replace such invalid, illegal and unenforceable provision (or portion of provision) with a valid, legal and enforceable provision that achieves, to the greatest lawful extent under this Agreement, the economic, business and other purposes of such invalid, illegal or unenforceable provision (or portion of provision).

15.12

Survival.  Each party's rights, remedies, obligations and responsibilities which have accrued before, or by their nature would be expected to extend beyond, the expiration, termination or other cancellation of this Agreement, shall survive such expiration, termination or other cancellation and continue to bind the parties and their permitted successors and assigns indefinitely until fulfilled or waived (including, without limitation, Sections 1, 4.2(c), 7, 8, 11, 12, 13 and 15).

15.13

Counterparts. This Agreement may be executed in two counterparts each of which shall be deemed an original but all of which taken together shall constitute one and the same instrument. Signatures to this Agreement transmitted by email, portable document format (.pdf) or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Agreement shall have the same effect as the physical delivery of the paper document bearing the original signatures.

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

15.14

Further Assurances. Each Party shall without the necessity of any further consideration execute and deliver to the other Party all such instruments and other documents, and shall take all such other actions, as such other Party may reasonably request at any time for the purpose of carrying out or evidencing the intent and purposes of this Agreement or the transactions contemplated hereby.

15.15	Services Agreement. Sections 11(B) and 12(C), and all references thereto, are hereby deleted from the Services Agreement.
15.16

Non-waiver. Notwithstanding anything to the contrary, Supplier’s rights and remedies under this Agreement (including, without limitation, those arising out of or relating to Sections 11.2, 12.1 and 12.2(b) shall not be limited or otherwise be affected in any way by any knowledge or information that Supplier acquired, or could have acquired, from Sientra or otherwise, whether before or after the Effective Date, nor by any investigation or diligence by Supplier, whether before or after the Effective Date.

CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

In Witness Whereof, this Agreement has been executed by the Parties hereto through their duly authorized representatives effective as of the Effective Date.

Sientra, Inc.		Vesta Intermediate Funding, Inc.

By:	/s/ Jeffrey M. Nugent	By:	/s/ Deb Langer
Name:	Jeffrey M. Nugent	Name:	Deb Langer
Title:	Chief Executive Officer	Title:	Vice President and General Manager Personal, Home and Health Care
Date:	March 10, 2017	Date:	March 10, 2017

CONFIDENTIAL

***INDICATES 7 PAGES OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A-1

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*** Sientra Silicone Gel Breast Implants

Attachment A – Product Numbers In Scope of Project

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CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT A-2 – Tissue Expander Products

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CONFIDENTIAL

***INDICATES 7 PAGES OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-1

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*** Sientra Silicone Gel Breast Implants
Attachment B – Product Specifications

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CONFIDENTIAL

***INDICATES MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT B-2 – Tissue Expander Product Specifications

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EXHIBIT C

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Manufacturing Agreement
Sientra Silicone Gel Breast Implants
Exhibit C-1 Breast Implant Manufacturing Specifications

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EXHIBIT C-2 – Tissue Expander Manufacturing Specifications

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CONFIDENTIAL

***INDICATES 3 PAGES OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

EXHIBIT D

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Manufacturing Agreement

Sientra Silicone Gel Breast Implants

Exhibit D Breast Implant Manufacturing Equipment

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CONFIDENTIAL

***INDICATES 8 PAGES OF MATERIAL THAT WAS OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT WAS REQUESTED.  ALL SUCH OMITTED MATERIAL WAS FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24B-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

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EXHIBIT F

Pricing

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